Exhibit 10.7

THIS WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

Void after February 16, 2010

No. W-6	PHOTOWORKS, INC.

WARRANT

THIS CERTIFIES THAT, for value received, Sunra Capital Holdings, Ltd. (together with its permitted assignees, the “Holder”) is entitled to subscribe for and purchase One Million Nine Hundred Four Thousand Seven Hundred Sixty-two (1,904,762) shares (as adjusted pursuant to Section 3 hereof, the “Shares”) of the fully paid and nonassessable Common Stock, par value $0.01 per share (the “Common Stock”), of PhotoWorks, Inc., a Washington corporation (the “Company”), at the price of $0.21 per share (the “Exercise Price”) (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth. This warrant (this “Warrant”) is one of a series of warrants (collectively, the “Warrants”) issued pursuant to the terms of that certain Convertible Note, Warrant and Common Stock Purchase Agreement, dated as of February 16, 2005 among the Company and the purchasers named therein(the “Purchase Agreement”) and that certain Amendment to Subordinated Debentures dated as of February 16, 2005 between the Company and Matinicus, LP (the “Debenture Amendment”). Unless defined herein, all capitalized terms in this Warrant shall have the meaning ascribed to them in the Purchase Agreement.

1.	Method of Exercise; Payment.

(a)        Cash Exercise. Subject to Section 8 hereof, the purchase rights represented by this Warrant may be exercised by the Holder from time to time, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by payment to the Company, by certified, cashier’s or other check acceptable to the Company, or by wire transfer, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

(b)	Net Issue Exercise.

(i)         in lieu of exercising this Warrant pursuant to Section 1(a), the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company’s Common Stock computed using the following formula:

X = Y (A-B)
A
Where	X	=	the number of shares of Common Stock to be issued to the Holder.
Y

=              the number of shares of Common Stock purchasable under this Warrant (or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised as set forth in the notice of exercise).

	A	=	the fair market value of one share of the Company’s Common Stock.
	B	=	the Exercise Price (as adjusted to the date of such calculation).

(ii)                This Warrant shall automatically be exercised pursuant to Section 1(b) hereof immediately before its expiration pursuant to Section 8 hereof unless Holder notifies the Company in writing to the contrary before such termination.

(c)Fair Market Value. For purposes of this Section 1, the fair market value of the Company’s Common Stock shall mean:

(i) The average of the closing bid and asked prices of the Company’s Common Stock quoted in the NASDAQ National Market System or the closing price quoted on any exchange or over-the-counter market on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value;

(ii)                If the Company’s Common Stock is not traded in the NASDAQ National Market System, over-the-counter market or on an exchange, the fair market value of the Common Stock per share shall be the price per share that the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares of Common Stock as such price shall be agreed by the parties hereto, or if agreement cannot be reached within five (5) business days of delivery of the notice pursuant to Section 1(b) hereof, as shall be determined by a panel of appraisers. One appraiser shall be selected by the Holder, one appraiser shall be chosen by the Company and the third appraiser shall be chosen by the first two appraisers. If the appraisers cannot reach agreement as to the fair market value on the foregoing basis on or before the thirtieth (30th) day following the Holder’s notice of election pursuant to Section 1(b), then each appraiser shall deliver its appraisal and the appraisal which is neither the highest nor the lowest shall be the fair market value of a share of Common Stock. In the event that the Holder fails to choose an appraiser or the three appraisers fail to deliver an appraisal on or before the thirtieth (30th) day after such notice, the appraisal of the appraiser selected by the Company shall control and shall be fair market value for the purposes of this Warrant. The cost of the appraiser selected by each party shall be borne by that party and the cost of the third appraiser shall be borne one-half (1/2) by the Company and one-half (1/2) by the exercising Holder (or Holders pro rata if more than one Holder is exercising). Appraisers selected under this Section 1(c) must be unaffiliated with the Holder and the Company and must have reasonable professional qualifications for the appraisal.

(d)Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with

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respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2.  Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal, taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3.  Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 8 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)Reference Price. The price upon which adjustments to the Exercise Price and number of Shares pursuant to Section 3(d) below shall be based shall initially be $0.21 (the “Reference Price”). The initial Reference Price shall be subject to adjustment as provided in accordance with this Section 3.

(b)Adjustments for Dividends, Splits, Subdivisions, Combinations, or Consolidation of Common Stock. If the outstanding shares of Common Stock shall be increased by stock dividend payable in Common Stock, stock split, subdivision, or other similar transaction occurring after the date of this Warrant into a greater number of shares of Common Stock, concurrently with the effectiveness of such event, the number of Shares issuable upon exercise of this Warrant shall be increased in proportion to the percentage increase in the outstanding number of shares of Common Stock and the Exercise Price and Reference Price shall proportionately be decreased. If the outstanding shares of Common Stock shall be decreased by reverse stock split, combination, consolidation, or other similar transaction occurring after the date of this Warrant into a lesser number of shares of Common Stock, concurrently with the effectiveness of such event, the number of shares issuable upon exercise of this Warrant shall be decreased in proportion to the percentage decrease in the outstanding number of shares of Common Stock and the Exercise Price and Reference Price shall be proportionately increased.

(c)Adjustments for Reclassification, Exchange and Substitution. If the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above or in connection with a merger of the Company as provided in Section 8 below), concurrently with the effectiveness of such reorganization or reclassification, this Warrant shall be proportionately adjusted such that upon exercise, the Holder shall receive, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that the Holder would have received had this Warrant been exercised immediately before that change.

(d)Adjustments on Issuance of Additional Stock. If the Company shall issue Additional Stock (as defined below) for a consideration per share less than the Reference Price in effect on the date and immediately prior to such issue, then and in such event, each of the Reference Price and the Exercise Price shall be reduced concurrently with such issue to a price (calculated to four decimal places) determined by multiplying such price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number shares of Additional Stock so issued (or deemed to be issued) would purchase at the Reference Price; and (ii) the denominator of

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which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Additional Stock so issued; provided that for purposes of this Section 3(d), all shares of Common Stock issued or issuable that are excluded from the definition of Additional Stock below shall be deemed to be Common Stock outstanding.

Upon any adjustment in the Exercise Price pursuant to this subsection (d), the number of Shares purchasable upon the exercise of this Warrant shall be adjusted to the number obtained by (i) multiplying the number of Shares subject to this Warrant by the Exercise Price, each as in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

For purposes of this subsection (d) “Additional Stock” shall mean all Common Stock issued (or deemed to be issued upon the issuance of Options or Convertible Securities as provided below) by the Company after the date of this Warrant, other than Common Stock issued or issuable at any time (a) upon conversion of the Series A Preferred Stock of the Company (the “Series A Preferred”); (b) to officers, directors, and employees of, and consultants or contractors to, the Company pursuant to any stock option, stock purchase or other stock incentive plan, provided such plan or the amendment to such plan under which such shares are available has been approved (i) by the Board of Directors as of the date of this Warrant or (ii) in connection with the Recapitalization (as such term is defined in the Purchase Agreement); (c) as a dividend or distribution with respect to the Series A Preferred; (d) to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, leasing arrangements or similar transactions if approved by two-thirds of the Board of Directors; (e) in connection with a merger of the Company with or into another corporation or the acquisition by the Company of another entity if approved by two-thirds of the Board of Directors; (f) upon exercise of the Warrants; (g) upon exercise or conversion of any other warrant or security or debt instrument of the Company outstanding as of the date of this Warrant; (h) that is designated as excluded from the definition of Additional Stock by the vote or written consent (before or after the date of issuance or deemed issuance) of holders of at least two-thirds of the then outstanding shares of Common Stock issuable upon cash exercise of all then-outstanding Warrants; or (i) that is described in subsections (b) or (c) of this Section 3.

For the purpose of making any adjustment in the Reference Price and the Exercise Price as provided above, the consideration received by the Company for any issue or sale of Additional Stock will be computed as follows:

(i) to the extent it consists of cash, as the amount of cash received by the Company before deduction of any offering expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issue or sale;

(ii)                to the extent it consists of property other than cash, at the fair market value of that property as determined in good faith by the Company’s Board of Directors; and

(iii)              if Additional Stock is issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Stock.

If the Company (1) grants any rights or options to subscribe for, purchase, or otherwise acquire shares of Common Stock or Convertible Securities (collectively, “Options”), or (2) issues or sells any security convertible into or exchangeable for shares of Common Stock (collectively, “Convertible Securities”), then, in each case, the maximum number of shares of Common Stock issuable

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upon the exercise of such Options or conversion or exchange of such Convertible Securities shall be deemed to be Additional Stock issued as of the time such Options or Convertible Securities are issued (except to the extent excluded from the definition of Additional Stock) above, and the Reference Price and Exercise Price will be adjusted as above provided to reflect (on the basis of the determination of the price per share as provided below) the issue or sale. In such event, the price per share or Common Stock issuable on the exercise of the Options or the conversion or exchange of the Convertible Securities will be determined by dividing the total amount, if any, received or receivable by the Company as consideration for the granting of the Options or the issue or sale of the Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company on exercise of the Options or conversion of the Convertible Securities, by the maximum number of shares of Common Stock issuable on the exercise or conversion. No further adjustment of the Reference or Exercise Prices will be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such convertible securities.

Upon the redemption or repurchase of any such Options or Convertible Securities or the expiration or termination of the right to convert into, exchange for, or exercise with respect to, Common Stock, the Reference and Exercise Prices will be readjusted to such price as would have been obtained had the adjustment made upon their issuance been made upon the basis of the issuance of only the number of such Options or Convertible Securities as were actually converted into, exchanged for, or exercised with respect to, Common Stock. If the purchase price or conversion or exchange rate provided for in any such Option or Convertible Security changes at any time, then, upon such change becoming effective, the Reference Price and Exercise Price then in effect will be readjusted to such price as would have been obtained had the adjustment made upon the issuance of such Options or Convertible Securities been made upon the basis of (1) the issuance of only the number of shares of Common Stock actually delivered upon the conversion, exchange or exercise of such Options or Convertible Securities, and the total consideration received therefor, and (2) the granting or issuance, at the time of such change, of any such Options or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price or rate.

(e)Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Sections 3(b), (c) or (d) hereof, the Company shall provide notice to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

(f) Adjustment to Exercise Price Upon Acquisition. In connection with any sale of all or substantially all of the assets of the Company or acquisition of this Company by another entity by means of consolidation, corporate reorganization or merger in which the shareholders of the Company immediately prior to such transaction possess less than fifty percent (50%) of the outstanding voting power of the Company after the transaction, which close on or before February 16, 2008 (each, a "Qualifying Acquisition"), the Exercise Price of the Warrant shall be decreased from $0.21 to $0.15 (or like proportional adjustment to the extent an earlier adjustment to the Reference Price has occurred pursuant to Sections 3(b), (c) or (d)) from the period commencing twenty (20) days prior to the closing of such Qualifying Acqusition until the closing of such Qualifying Acquisition and termination of this Warrant pursuant to Section 8(b) below. The Company agrees to provide at least twenty (20) days’ prior written notice of the closing date of any such Qualifying Acquisition to the Holder.

4.  Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

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5.	Restrictions Upon Transfer.

(a)The Company need not register a transfer of this Warrant unless the conditions specified in the legend on the front page hereof have not been satisfied. Subject to the satisfaction of such conditions, any transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, or the office or agency designated by the Company, together with a written assignment of this Warrant substantially in the form of Exhibit C hereto duly executed by Holder or its agent or duly authorized attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to the conditions set forth in the legend, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of Shares without having a new Warrant issued.

(b)Subject to the conditions set forth in the legend, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or duly authorized attorney. Subject to compliance with this Section 5 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 5.

(d)The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

6.	Restrictive Legend.

(a)The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

(b)The Company need not register a transfer of Shares bearing the restrictive legend set forth in this Section 5, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend set forth in this Section 5 is satisfied.

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7.  Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

Notwithstanding the foregoing, in the event of:

(a)any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

(b)any reorganization, reclassification, merger, consolidation, share exchange, or sale of all or substantially all of the Company's assets, or any reclassification or recapitalization of the capital stock of the Company;

(c)	any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

(d)any proposed issue or grant by the Company to the holders of Common Stock of any shares of stock of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

(e)any other event as to which the Company is required to give notice to any holders of Common Stock,

then and in each such event the Company will mail to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, merger, consolidation, share exchange, sale of all or substantially all of the Company's assets, reclassification, recapitalization, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, merger, consolidation, share exchange, sale of all or substantially all of the Company's assets, reclassification, recapitalization, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 10 business days prior to the date specified in the notice.

8.  Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable upon the first to occur of the following:

(a)	at 5:00 p.m., Seattle local time, on February 16, 2010; and

(b)the closing of any sale of all or substantially all of the assets of the Company or acquisition of this Company by another entity by means of consolidation, corporate reorganization or

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merger in which the shareholders of the Company immediately prior to such transaction possess less than fifty percent (50%) of the outstanding voting power of the Company after the transaction; provided that the Company shall provide at least twenty (20) days’ prior written notice of the date of any such event to the Holder.

9.  Notices, Etc. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by facsimile, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such address as may have been furnished to the Company in writing by the Holder or by the Holder in writing to the Company.

10.               Governing Law, Headings. This Warrant is being delivered in the State of Washington and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

11.               Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the holders of at least a majority of the Common Stock issuable upon exercise of outstanding Warrants issued pursuant to the Purchase Agreement and the Debenture Amendment. By acceptance hereof, the Holder acknowledges that in the event the required consent is obtained, any term of this Warrant may be amended or waived with or without the consent of the Holder; provided, however, that any amendment hereof that would materially adversely affect the Holder in a manner different from the holders of the remaining warrants issued pursuant to the Purchase Agreement shall also require the consent of Holder.

[Remainder of this Page Intentionally Left Blank]

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Issued this 16th day of February, 2005.

PHOTOWORKS, INC.
a Washington corporation

By: /s/ Philippe Sanchez
Name: Philippe Sanchez
Title: President and Chief Executive Officer

Address:	PhotoWorks, Inc.
1260 16th Avenue West
Seattle, Washington 98119
Attn: Chief Executive Officer

Facsimile:	(206) 284-8732

EXHIBIT A

NOTICE OF EXERCISE

TO:	PHOTOWORKS, INC.
1260 16th Avenue West
Seattle, Washington 98119
Attention: Chief Executive Officer

1.  The undersigned hereby elects to purchase ______________ shares of Common Stock of PhotoWorks, Inc. pursuant to the terms of the attached Warrant.

2.	Method of Exercise (Please initial the applicable blank):
________

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

	________	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(b) of the Warrant.

3.  Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Address)

4.  The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit B.

Date:
(signed)
Holder Name:
(print)
By:
(print)
Title:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:
SELLER	:	PHOTOWORKS, INC.
COMPANY	:	PHOTOWORKS, INC.
SECURITY		: COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANT ISSUED ON FEBRUARY 16, 2005
AMOUNT	:	_____________ SHARES
DATE	:	_____________________

In connection with the purchase of the above-listed Securities, the undersigned Purchaser represents to the Seller and to the Company the following:

(a)The undersigned is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The undersigned is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b)The undersigned understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the undersigned’s investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if this representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c)The undersigned further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the undersigned understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d)The undersigned is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things, the existence of a public market for the Securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sales being effected through a

“broker’s transaction” or in transactions directly with a “market maker” and the number of Securities being sold during any three-month period not exceeding specified limitations.

(e)The undersigned further understands that in the event that all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:

(signed)
Holder Name:
(print)
By:
(print)
Title:

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EXHIBIT C

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right represented by the attached Warrant to purchase _________________* shares of Common Stock of PHOTOWORKS, INC., to which the attached Warrant relates, and appoints PHOTOWORKS, INC. attorney to transfer such right on the books of PHOTOWORKS, INC., with full power of substitution in the premises.

Dated:_____________________

(Signature must conform in all respects to name of
Holder as specified on the face of the Warrant)

Holder Name:
(print)
By:
(print)
Title:
Date:
Address:

Signed in the presence of:

(signature)

(print name)

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.